UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 28, 2011

Motorola Mobility Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

001-34805	27-2780868
(Commission File Number)	(IRS. Employer Identification No.)

600 North US Highway 45, Libertyville, IL	60048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 523-5000

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 28, 2011, Motorola Mobility Holdings, Inc. and Google Inc. each received a Request for Additional Information and Documentary Material from the Antitrust Division of U.S. Department of Justice (DOJ) regarding the proposed merger between the companies. The companies intend to cooperate fully and respond expeditiously to the DOJ. The transaction is currently expected to close by the end of 2011 or in early 2012.

Additional Information and Where To Find It

Motorola Mobility has filed with the SEC a preliminary proxy statement in connection with the proposed transaction with Google. At the appropriate time, the definitive proxy statement will be sent or given to the stockholders of Motorola Mobility. The definitive proxy statement will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Motorola Mobility with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Motorola Mobility by contacting Investor Relations by mail at Attn: Investor Relations, 600 North U.S. Highway 45, Libertyville, IL 60048.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include, but are not limited to, for example, the expected closing date of the transaction. Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory and other approvals at all or in a timely manner; and the other risks and uncertainties contained and identified in Google’s and Motorola Mobility’s filings with the Securities and Exchange Commission (the “SEC”), any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Neither Google nor Motorola Mobility undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances or update the reasons that actual results could differ materially from those anticipated in forward looking statements, except as required by law.

Interests of Participants

Motorola Mobility and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Motorola Mobility stockholders in connection with the proposed transaction. Information about Motorola Mobility’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 18, 2011. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 600 North U.S. Highway 45, Libertyville, IL 60048, or by going to Motorola Mobility’s Investor Relations page on its corporate website at http://investors.motorola.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the definitive proxy statement that Motorola Mobility intends to file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorola Mobility Holdings, Inc.

Date: September 28, 2011
	By:	/s/ Carol H. Forsyte
	Name:	Carol H. Forsyte
	Title:	Corporate Vice President and Secretary